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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - December 26, 2002
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

                Pennsylvania                                  23-0366390
                ------------                                  ----------
            (State of Incorporation)                      (I.R.S. Employer
                                                          Identification No.)

           2500 Columbia Avenue, Lancaster, PA                  17603
           -----------------------------------                  -----
               (Address of principal                           Zip Code
                executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

                Pennsylvania                                  23-3033414
                ------------                                  ----------
            (State of Incorporation)                      (I.R.S. Employer
                                                          Identification No.)

           2500 Columbia Avenue, Lancaster, PA                  17603
           -----------------------------------                  -----
               (Address of principal                           Zip Code
                executive offices)


       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.      OTHER EVENTS.

             As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. ("AWI"), the major operating subsidiary of Armstrong Holdings, Inc., filed a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court") in order to use the court-supervised reorganization process to achieve a resolution of its asbestos personal injury liability. Also filing under chapter 11 were two of AWI's wholly-owned subsidiaries, Nitram Liquidators, Inc. and Desseaux Corporation of North America, Inc. The chapter 11 cases are being jointly administered under case number 00-4471 (RJN).

             On November 4, 2002, AWI filed its Plan of Reorganization (the "Plan") with the Court.

             On December 26, 2002, AWI filed with the Court a Notice of Filing of Proposed Exhibit to Disclosure Statement. Attached to such Notice is proposed Exhibit "C," entitled "Projected Financial Information," to the proposed Disclosure Statement that was filed with the Court on December 20, 2002 with respect to the Plan. A copy of proposed Exhibit C to the proposed Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                               Description
-----------             --------------------------------------------------------

         99.1 Exhibit C (Projected Financial Information) to the Disclosure Statement dated December 20, 2002, for the Plan of Reorganization of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware










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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARMSTRONG  WORLD INDUSTRIES, INC.



                                 By: /s/ Walter T. Gangl
                                     -------------------------------------------
                                     Name:  Walter T. Gangl
                                     Title: Assistant Secretary


                                 ARMSTRONG HOLDINGS, INC.



                                 By: /s/ Walter T. Gangl
                                     -------------------------------------------
                                     Name:  Walter T. Gangl
                                     Title: Deputy General Counsel
                                            and Assistant Secretary



Dated:  December 26, 2002





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
                                  EXHIBIT INDEX



Exhibit No.                                Description
-----------             --------------------------------------------------------

        99.1 Exhibit C (Projected Financial Information) to the Disclosure Statement dated December 20, 2002, for the Plan of Reorganization of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware









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